SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 20, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 5. Other Events.

On May 20, 2004, Dynegy Inc. (“Dynegy”) issued a press release reporting the results of its 2004 Annual Meeting of Shareholders and announcing that Dynegy’s newly elected Board of Directors has named Bruce A. Williamson, Dynegy’s President, Chief Executive Officer and Director, as Chairman of the Board and Dynegy Director Patricia A. Hammick as Lead Director.

On May 21, 2004, Dynegy issued a press release announcing the election of Holli C. Nichols to the position of Senior Vice President and Treasurer and the election of Terry A. Hart to the position of Senior Vice President and Controller.

Copies of Dynegy’s May 20th and May 21st press releases are attached hereto as exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

Exhibit No.	Document
99.1	Press release dated May 20, 2004.
99.2	Press release dated May 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: May 21, 2004	By:	/S/ J. KEVIN BLODGETT
	Name:	J. Kevin Blodgett
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press release dated May 20, 2004.
99.2	Press release dated May 21, 2004.